The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

	DOWNEY SAVINGS and LOAN- LITE NC
	Balances as of 8/01/04

Total Current Balance:	413,461,886
Total Original Balance:	413,505,067

Number Of Loans:	845

		Minimum	Maximum
Average Current Balance:	$489,304.01	$156,000.00	$1,592,829.41
Average Original Amount:	$489,355.11	$156,000.00	$1,600,000.00

Weighted Average Gross Coupon:	3.175%	1.250	5.081%
Weighted Average Gross Margin:	3.011%	2.200	3.700%
Weighted Average Max Int Rate:	9.995%	9.950	11.050%

Weighted Average Original Ltv:	74.56%	31.76	90.00%

Weighted Average Neg Amort Limit:	110	110	110
Weighted Average Period Pay Cap:	7.50	7.50	7.50

Weighted Average Fico Score:	697	620	813

Weighted Average Original Term:	393 months	360	480 months
Weighted Average Remaining Term:	392 months	358	480 months
Weighted Average Seasoning:	1 months	0	2 months

Weighted Average Next Rate Reset:	1 months	1	1 months
Weighted Average Rate Adj Freq:	1 months	1	1 months
Weighted Average Pymt Adj Freq:	12 months	12	12 months

Weighted Average Prepay Term:	25 months	0	36 months
Top State Concentrations ($):	96.51 % California, 1.81 % Arizona, 0.41 % New Jersey
Maximum Zip Code Concentration ($):	0.96% 90275 (Rancho Palos Verdes, CA)

First Pay Date:		Jul 01, 2004	Sep 01, 2004
Paid To Date:		Jul 01, 2004	Aug 01, 2004
Mature Date:		Jun 01, 2034	Aug 01, 2044

Table

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

Table
			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT BALANCE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
156,000 - 200,000	1	156,000.00	0.04
300,001 - 350,000	66	22,567,178.60	5.46
350,001 - 400,000	223	83,590,964.01	20.22
400,001 - 450,000	131	55,700,940.63	13.47
450,001 - 500,000	142	67,896,014.00	16.42
500,001 - 550,000	76	39,930,046.70	9.66
550,001 - 600,000	65	37,760,954.51	9.13
600,001 - 650,000	37	23,374,711.73	5.65
650,001 - 700,000	37	25,051,401.59	6.06
700,001 - 750,000	24	17,556,083.40	4.25
750,001 - 800,000	16	12,565,325.00	3.04
800,001 - 850,000	7	5,817,105.46	1.41
850,001 - 900,000	4	3,510,000.00	0.85
900,001 - 950,000	4	3,728,031.71	0.90
950,001 - 1,000,000	6	5,945,999.00	1.44
1,050,001 - 1,100,000	2	2,175,000.00	0.53
1,450,001 - 1,500,000	2	2,968,300.00	0.72
1,550,001 - 1,592,829	2	3,167,829.41	0.77
Total	845	413,461,885.75	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
360	610	300,206,418.95	72.61
420	1	338,000.00	0.08
480	234	112,917,466.80	27.31
Total	845	413,461,885.75	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
REMAINING TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
358 - 360	610	300,206,418.95	72.61
411 - 420	1	338,000.00	0.08
471 - 480	234	112,917,466.80	27.31
Total	845	413,461,885.75	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CONFORMING:	Mortgage Loans	the Cutoff Date	the Cutoff Date
NC	845	413,461,885.75	100.00
Total	845	413,461,885.75	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Single Family	624	304,971,601.22	73.76
PUD	161	83,221,564.91	20.13
Condominium	60	25,268,719.62	6.11
Total	845	413,461,885.75	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Primary	815	400,333,826.24	96.82
Investor	23	9,406,564.51	2.28
Second Home	7	3,721,495.00	0.90
Total	845	413,461,885.75	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Cash Out Refinance	397	189,450,011.73	45.82
Purchase	291	146,250,137.53	35.37
Rate/Term Refinance	157	77,761,736.49	18.81
Total	845	413,461,885.75	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOCUMENTATION:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Lite Documentation	845	413,461,885.75	100.00
Total	845	413,461,885.75	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL LTV:	Mortgage Loans	the Cutoff Date	the Cutoff Date
31.76 - 35.00	1	714,500.00	0.17
40.01 - 45.00	5	2,717,767.29	0.66
45.01 - 50.00	10	6,312,331.71	1.53
50.01 - 55.00	15	6,937,000.00	1.68
55.01 - 60.00	22	15,029,150.92	3.63
60.01 - 65.00	45	24,480,360.50	5.92
65.01 - 70.00	87	48,383,949.58	11.70
70.01 - 75.00	231	115,582,144.69	27.95
75.01 - 80.00	331	152,912,261.52	36.98
80.01 - 85.00	11	4,378,064.00	1.06
85.01 - 90.00	87	36,014,355.54	8.71
Total	845	413,461,885.75	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Arizona	11	7,473,642.00	1.81
California	817	399,027,693.75	96.51
Colorado	1	471,000.00	0.11
Illinois	2	756,350.00	0.18
Nevada	1	362,000.00	0.09
New Jersey	4	1,675,700.00	0.41
New York	2	849,000.00	0.21
Oregon	3	1,227,500.00	0.30
Rhode Island	1	392,000.00	0.09
Washington	3	1,227,000.00	0.30
Total	845	413,461,885.75	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS COUPON:	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.250 - 1.500	294	140,909,817.00	34.08
1.501 - 2.000	7	2,819,500.00	0.68
2.001 - 2.500	46	19,056,476.00	4.61
3.501 - 4.000	63	34,267,498.97	8.29
4.001 - 4.500	281	142,136,019.77	34.38
4.501 - 5.000	149	72,293,552.50	17.48
5.001 - 5.081	5	1,979,021.51	0.48
Total	845	413,461,885.75	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MAX INT RATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
9.950 - 10.000	595	294,195,068.95	71.15
10.001 - 10.500	243	116,294,716.80	28.13
10.501 - 11.000	3	1,092,600.00	0.26
11.001 - 11.050	4	1,879,500.00	0.45
Total	845	413,461,885.75	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MIN INT RATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.200 - 2.500	31	15,686,491.73	3.79
2.501 - 3.000	439	221,117,748.93	53.48
3.001 - 3.500	295	139,727,358.58	33.79
3.501 - 3.700	80	36,930,286.51	8.93
Total	845	413,461,885.75	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS MARGIN:	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.200 - 2.500	31	15,686,491.73	3.79
2.501 - 3.000	439	221,117,748.93	53.48
3.001 - 3.500	295	139,727,358.58	33.79
3.501 - 3.700	80	36,930,286.51	8.93
Total	845	413,461,885.75	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
INDEX:	Mortgage Loans	the Cutoff Date	the Cutoff Date
MTA	845	413,461,885.75	100.00
Total	845	413,461,885.75	100.00

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FICO SCORE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
620 - 620	4	2,093,250.00	0.51
621 - 640	101	48,360,449.46	11.70
641 - 660	115	57,312,882.55	13.86
661 - 680	147	71,941,228.13	17.40
681 - 700	115	54,948,602.90	13.29
701 - 720	86	43,729,780.90	10.58
721 - 740	93	44,947,028.52	10.87
741 - 760	74	36,762,071.60	8.89
761 - 780	66	32,956,340.42	7.97
781 - 800	35	16,719,227.48	4.04
801 - 813	9	3,691,023.79	0.89
Total	845	413,461,885.75	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
NEG AMORT LIMIT:	Mortgage Loans	the Cutoff Date	the Cutoff Date
110	845	413,461,885.75	100.00
Total	845	413,461,885.75	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PAY CAP:	Mortgage Loans	the Cutoff Date	the Cutoff Date
7.50	845	413,461,885.75	100.00
Total	845	413,461,885.75	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PREPAY TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
0	132	65,921,241.24	15.94
12	307	160,047,538.36	38.71
24	4	2,837,300.00	0.69
36	402	184,655,806.15	44.66
Total	845	413,461,885.75	100.00